SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2012

HFF, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-33280	51-0610340
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Oxford Centre

301 Grant Street, Suite 600

Pittsburgh, Pennsylvania 15219

(412) 281-8714

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

SIGNATURE

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 30, 2012, the Board of Directors (the “Board”) of HFF, Inc. (the “Company”) elected Morgan K. O’Brien as a Class III director of the Board. Mr. O’Brien was named to the Audit and Compensation Committees of the Board.

Mr. O’Brien, 52, has been the president and chief executive officer of Peoples Natural Gas, Inc., a natural gas company, since 2010. He is also currently a director of Matthews International Corporation, a publicly-held designer, manufacturer and marketer of memorialization products and brand solutions, and vice chairman of the board of trustees of the University of Pittsburgh. Between 2001 and 2010, Mr. O’Brien was president and chief executive officer of Duquesne Light Company, an electric energy provider. Prior to this position, he was chief operating officer, chief financial officer, vice president and controller of Duquesne Light Company from 1991 to 2001. Mr. O’Brien received a B.S. in Accounting and M.S. in Taxation from Robert Morris University.

The Board has determined that Mr. O’Brien is independent under the New York Stock Exchange listing standards. There is no arrangement or understanding between Mr. O’Brien and any other person pursuant to which Mr. O’Brien was elected as a director, and there are no related party transactions involving Mr. O’Brien that are reportable under Item 404(a) of Regulation S-K.

Mr. O’Brien will receive compensation for his service as a nonemployee director pursuant to the Company’s director compensation policy for nonemployee directors. Under this policy, each outside director is paid a base annual retainer of $55,000 and receives an annual grant of restricted stock units based on the Company’s Class A common stock with a market value of $40,000 on the grant date, vesting immediately and distributable over three years (or such longer term as elected by such director). In addition, each newly-elected outside director receives a grant of restricted shares of the Company’s Class A common stock with a market value of $30,000 on the grant date, vesting annually over three years. In accordance with this policy, on October 30, 2012 Mr. O’Brien was granted 2,641 restricted shares of the Company’s Class A common stock, of which 480 vested immediately and 2,161 vest annually over three years, pursuant to the terms and conditions of the Company’s 2006 Omnibus Incentive Compensation Plan.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HFF, INC.

Dated: November 2, 2012	By:	/s/ Gregory R. Conley
Gregory R. Conley
Chief Financial Officer